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                                                                  EXHIBIT 10.149

           SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER

         This Seventh Amendment to Loan and Security Agreement and Waiver (this "SEVENTH AMENDMENT") is entered into as of the 31st day of March, 2001, between RAMSAY YOUTH SERVICES, INC., a Delaware corporation, f/k/a RAMSAY HEALTH CARE, INC. ("HOLDINGS"), with its principal place of business at Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134, each of the Subsidiaries of Holdings party to this Sixth Amendment and listed in EXHIBIT B to the Loan Agreement referred to below (the "HOLDINGS SUBSIDIARIES"), each of which is a corporation or other legal entity as indicated in EXHIBIT B, is organized under the laws of the jurisdiction indicated in EXHIBIT B, and has its principal place of business at the location indicated in EXHIBIT B (Holdings, the Holdings Subsidiaries, and each other Subsidiary of Holdings or of any Subsidiary of Holdings from time to time party to the Loan Agreement referred to below are hereinafter collectively referred to as "BORROWERS" and each individually as a "BORROWER"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation (in its individual capacity, "FCC"), with offices at 5950 Sherry Lane, Suite 300, Dallas, Texas 75225, as a Lender, and as agent for all Lenders, in such capacity, "AGENT"), and such Persons who are or hereafter become parties to the Loan Agreement as Lenders. Capitalized terms used but not defined in this Seventh Amendment have the meanings assigned to them in Appendix A of that certain Loan and Security Agreement dated October 30, 1998, among Borrowers, Lenders and Agent, as amended (the "LOAN AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, Events of Default exist pursuant to SECTION 10.1.3 of the Loan Agreement as a result of Holdings' failure, on a Consolidated basis, (i) to maintain a Fixed Charge Coverage Ratio of 1.15 to 1.0 for the twelve calendar month period ending on December 31, 2000, as required pursuant to SECTION 8.3.1 of the Loan Agreement and (ii) to maintain Total Indebtedness to EBITDA of 3.50 to 1.0 for the twelve calendar month period ending on December 31, 2000, as required pursuant to SECTION 8.3.3 of the Loan Agreement (collectively, the "EXISTING EVENTS OF DEFAULT"); and

         WHEREAS, Borrowers have requested that Agent and Lenders waive the Existing Events of Default and amend the Loan Agreement in certain respects; and

         WHEREAS, subject to the terms and conditions set forth herein, Agent and Lenders have agreed to Borrower's request to waive the Existing Events of Default and amend the Loan Agreement as set forth in this Seventh Amendment.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent and Lenders hereby agree as follows:

         SECTION 1. Subject to the satisfaction of each condition precedent set forth in SECTION 3 hereof and in reliance on the representations, warranties,


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covenants and agreements contained in this Seventh Amendment, the Loan Agreement shall be amended effective as of March 31, 2001 (the "SEVENTH AMENDMENT
EFFECTIVE DATE") in the manner provided in this SECTION 1:

         1.1 AMENDED DEFINITIONS. The following definitions contained in APPENDIX A to the Loan Agreement shall be amended to read in their entirety as follows:

         EBITDA - WITH RESPECT TO ANY FISCAL PERIOD, EBIT PLUS DEPRECIATION AND AMORTIZATION EXPENSE FOR SUCH PERIOD; PROVIDED THAT, FOR THE PURPOSES OF CALCULATING COMPLIANCE WITH THE FIXED CHARGE RATIO REQUIRED BY
         SECTION 8.3.1, THE INTEREST COVERAGE RATIO REQUIRED BY SECTION 8.3.2 AND THE TOTAL INDEBTEDNESS TO EBITDA RATIO REQUIRED BY SECTION 8.3.3, TO THE EXTENT SUCH FISCAL PERIOD INCLUDES ANY OF THE FISCAL QUARTERS SET FORTH BELOW, THE FOLLOWING AMOUNTS SHALL BE ADDED TO HOLDINGS EBITDA FOR EACH SUCH FISCAL QUARTER INCLUDED IN SUCH FISCAL PERIOD:

                  FISCAL QUARTER ENDING:             AMOUNT:
                  ----------------------             -------
                  JUNE 30, 2000                      $194,000
                  SEPTEMBER 30, 2000                 $233,000
                  DECEMBER 31, 2000                  $549,000

         FIXED CHARGES - FOR ANY PERIOD, THE FOLLOWING, EACH CALCULATED (WITHOUT DUPLICATION) FOR SUCH PERIOD: (A) CASH INTEREST EXPENSES, PLUS (B) INCOME TAXES OF HOLDINGS AND ITS SUBSIDIARIES, PLUS (C) SCHEDULED PAYMENTS OF PRINCIPAL WITH RESPECT TO ALL INDEBTEDNESS OF HOLDINGS AND ITS SUBSIDIARIES, PLUS (D) CAPITAL EXPENDITURES MADE DURING THE APPLICABLE PERIOD EXCLUDING (I) CAPITAL EXPENDITURES FINANCED BY ACQUISITION LOANS, EXCEPT CAPITAL EXPENDITURES MADE IN COMPLIANCE WITH THE PROVISO CONTAINED IN SECTION 8.2.9, (II) CAPITAL EXPENDITURES MADE IN CONNECTION WITH THE PURCHASE OF REAL PROPERTY FROM CRESCENT REAL ESTATE FUNDING VII, L.P. OF UP TO $7,700,000.00, AND (III) (A) FOR THE FISCAL QUARTER ENDING JUNE 30, 2000, CAPITAL EXPENDITURES OF $8,000,
         (B) FOR THE FISCAL QUARTER ENDING SEPTEMBER 30, 2000, CAPITAL EXPENDITURES OF $36,000, (C) FOR THE FISCAL QUARTER ENDING DECEMBER 31, 2000, CAPITAL EXPENDITURES OF $204,000 AND (D) FOR THE FISCAL QUARTER ENDING MARCH 31, 2001, CAPITAL EXPENDITURES OF $129,000, PLUS (E) PAYMENTS MADE DURING THE APPLICABLE PERIOD UNDER CAPITAL LEASES PERMITTED BY THE TERMS HEREOF, PLUS (F) PAYMENTS MADE DURING THE APPLICABLE PERIOD UNDER PERMITTED PURCHASE MONEY INDEBTEDNESS

         TOTAL INDEBTEDNESS - AS OF ANY DATE OF DETERMINATION, THE SUM OF (I) THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL MONEY BORROWED OF HOLDINGS AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS MINUS (II) THE AGGREGATE AMOUNT OF HOLDINGS' AND ITS SUBSIDIARIES' UNRESTRICTED CASH BALANCES AS OF SUCH DATE.

         1.2 AMENDMENT TO FIXED CHARGE COVERAGE RATIO. Section 8.3.1 of the Loan Agreement shall be amended to read in its entirety as follows:



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                  8.3.1 FIXED CHARGE COVERAGE RATIO. MAINTAIN, AS OF THE END OF
         EACH FISCAL QUARTER SET FORTH BELOW, FOR THE CUMULATIVE PERIOD ENDING ON SUCH DATE, A FIXED CHARGE RATIO OF NOT LESS THAN THE RATIO SET FORTH BELOW FOR EACH PERIOD INDICATED BELOW:

                           PERIOD                             AMOUNT
                           ------                             ------

                  (I)      TWELVE CALENDAR MONTH     (I)      1.05 TO 1.0
                           PERIOD ENDING ON
                           MARCH 31, 2001

                  (II)     TWELVE CALENDAR MONTH     (II)     1.05 TO 1.0
                           PERIOD ENDING
                           ON JUNE 30, 2001

                  (III)    TWELVE CALENDAR MONTH     (III)    1.05 TO 1.0
                           PERIOD ENDING ON
                           SEPTEMBER 30, 2001

                  (IV)     TWELVE CALENDAR MONTH     (IV)     1.10 TO 1.0
                           PERIOD ENDING ON THE LAST
                           DAY OF EACH THEREAFTER
                           OCCURRING FISCAL QUARTER;

         1.3 AMENDMENT TO INTEREST COVERAGE RATIO. Section 8.3.2 of the Loan Agreement shall be amended to read in its entirety as follows:

                  8.3.2 INTEREST COVERAGE RATIO. ACHIEVE, AT THE END OF EACH FISCAL QUARTER, FOR THE TWELVE CALENDAR MONTH PERIOD THEN ENDING, AN INTEREST COVERAGE RATIO OF NOT LESS THAN 2.50 TO 1.0.

         1.4 AMENDMENT TO TOTAL INDEBTEDNESS TO EBITDA RATIO. Section 8.3.3 of the Loan Agreement shall be amended to read in its entirety as follows:

                  8.3.3 TOTAL INDEBTEDNESS TO EBITDA. AS TO THE LAST DAY OF EACH FISCAL QUARTER SET FORTH BELOW (THE "CALCULATION DATE"), A RATIO OF (I) HOLDINGS' TOTAL INDEBTEDNESS ON SUCH CALCULATION DATE, TO (II) HOLDINGS' EBITDA FOR THE TWELVE CALENDAR MONTH PERIOD ENDING ON SUCH CALCULATION DATE, OF NOT GREATER THAN THE RATIO SET FORTH BELOW ON THE CALCULATION DATE CORRESPONDING THERETO:

                  CALCULATION DATE                               RATIO
                  ----------------                               -----

         (I)      MARCH 31, 2001                        (I)      3.65 TO 1.0

         (II)     JUNE 30, 2001                         (II)     3.70 TO 1.0

         (III)    SEPTEMBER 30, 2001                    (III)    3.65 TO 1.0

         (IV)     DECEMBER 31, 2001                     (IV)     3.50 TO 1.00

         (V)      MARCH 31, 2002 AND ON                 (V)      3.25 TO 1.00
                  THE LAST DAY OF EACH THEREAFTER
                  OCCURRING FISCAL QUARTER;


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         PROVIDED, HOWEVER, THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY
         CONTAINED HEREIN, THE FOLLOWING AMOUNTS SHALL BE ADDED TO HOLDINGS' EBITDA FOR EACH OF THE FOLLOWING FISCAL QUARTERS FOR PURPOSES OF THIS
         SECTION 8.3.3.

                  FISCAL QUARTER ENDING:                      AMOUNT:
                  ----------------------                      -------

                  MARCH 31, 2000                              $664,000
                  JUNE 30, 2000                               $537,000
                  SEPTEMBER 30, 2000                          $222,000

         SECTION 2. WAIVER. Effective as of the Seventh Amendment Effective Date, Agent and Lenders hereby waive the Existing Events of Default. Borrowers acknowledge and agree that the foregoing waivers are limited solely to the matters expressly set forth herein and for the period of time set forth herein. Nothing contained in the waivers set forth herein shall obligate Agent and Lenders to grant any additional or future waiver pursuant to any of SECTIONS
8.3.1 AND 8.3.3 of the Loan Agreement or any other provision of the Loan Agreement or any other Loan Document.

         SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments to the Loan Agreement contained in SECTION 1 of this Seventh Amendment shall be effective only upon the satisfaction of each of the conditions set forth in this SECTION 3. If each condition set forth in this
SECTION 3 has not been satisfied by April 20, 2001, this Seventh Amendment and all obligations of Lenders contained herein shall, at the option of Lenders, terminate.

         3.1 DOCUMENTATION. Agent and Lenders shall have received, in form and substance acceptable to Agent and Lenders and their counsel a duly executed copy of this Seventh Amendment, and any other documents, instruments and certificates as Agent and Lenders and their counsel shall require in connection therewith prior to the date hereof, all in form and substance satisfactory to Agent and Lenders and their counsel.

         3.2 CORPORATE EXISTENCE AND AUTHORITY. Agent and Lenders shall have received such resolutions, certificates and other documents as Agent and Lenders shall request relative to the authorization, execution and delivery by each Loan Party of this Seventh Amendment.

         3.3 NO DEFAULT. No Default or Event of Default shall exist.


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         3.4 NO LITIGATION. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Seventh Amendment, the Loan Agreement or the consummation of the transactions contemplated hereby.

         3.5 2007 SUBORDINATED DEBT DOCUMENTS. ING and SunTrust shall have waived any existing defaults or events of default with respect to the 2007 Subordinated Debt Documents and Holdings, Borrower, ING and Sun Trust shall have executed and delivered an amendment to the 2007 Purchase Agreement, in form and substance satisfactory to Agent and its counsel and including certain adjustments to the financial covenants and the definitions used therein.

         3.6 FEE. Borrowers shall have paid to Agent an amendment fee of $20,000.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWERS. To induce Agent and Lenders to enter into this Seventh Amendment, each Borrower hereby represents and warrants to Agent and Lenders as follows:

         4.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of any Loan Party contained in the Loan Agreement and the other Loan Documents, as amended hereby, is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in SECTION 1 hereof.

         4.2 NO OUTSTANDING JUNIOR SUBORDINATED DEBT OR PREFERRED STOCK. As of the date hereof, there is no outstanding Indebtedness with respect to the Junior Subordinated Debt Documents and no Preferred Stock is outstanding.

         4.3 CORPORATE AUTHORITY; NO CONFLICTS. The execution, delivery and performance by each Borrower of this Seventh Amendment and all documents, instruments and agreements contemplated herein are within each Borrower's respective corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of applicable Law or any material agreement binding upon any Loan Party or result in the creation or imposition of any Lien upon any of the assets of any Loan Party except as permitted in the Loan Agreement, as amended hereby.

         4.4 ENFORCEABILITY. This Seventh Amendment constitutes the valid and binding obligation of each of the Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         4.5 NO DEFENSES. No Loan Party has any defenses to payment, counterclaims or rights of set off with respect to the Obligations.


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         SECTION 5. MISCELLANEOUS.

         5.1 REAFFIRMATION OF LOAN DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Loan Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrowers hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof.

         5.2 PARTIES IN INTEREST. All of the terms and provisions of this Seventh Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3 LEGAL EXPENSES. The Borrowers hereby agree to pay promptly following receipt of an invoice detailing all reasonable fees and expenses of counsel to Agent and Lenders incurred by Agent or any Lender, in connection with the preparation, negotiation and execution of this Seventh Amendment and all related documents.

         5.4 COUNTERPARTS. This Seventh Amendment may be executed in counterparts, and all parties need not execute the same counterpart. However, no party shall be bound by this Seventh Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

         5.5 COMPLETE AGREEMENT. THIS SEVENTH AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.6 HEADINGS. The headings, captions and arrangements used in this Seventh Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Seventh Amendment, nor affect the meaning thereof.

                            (SIGNATURE PAGE FOLLOWS)



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         IN WITNESS WHEREOF, the parties hereto have caused this Seventh
Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

RAMSAY YOUTH SERVICES, INC.

By:
   --------------------------------------------------
         Marcio Cabrera
         Executive Vice President


BETHANY PSYCHIATRIC HOSPITAL, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.

By:
   --------------------------------------------------
         Marcio Cabrera
         Vice President


H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner

By:
   --------------------------------------------------
       Marcio Cabrera
       Vice President



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AGENT AND LENDERS:

FLEET CAPITAL CORPORATION
("Agent" and a "Lender")


By:
   --------------------------------------------------
Name:  Dennis M. Hansen
Title:   Senior Vice President


SUNTRUST BANK
(a "Lender")


By:
   --------------------------------------------------
Name:  William H. Crawford
Title:   Assistant Vice President




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                            CONSENT AND REAFFIRMATION

       The undersigned (each a "GUARANTOR") hereby (i) acknowledges receipt of a copy of the foregoing Seventh Amendment to Loan and Security Agreement and Waiver (the "SEVENTH AMENDMENT"); (ii) consents to Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the "GUARANTY") and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

       IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Seventh Amendment.

GUARANTOR:

RAMSAY HOSPITAL CORPORATION OF LOUISIANA, INC.
RAMSAY YOUTH SERVICES PUERTO RICO, INC.


By:
   --------------------------------------------------
       Marcio Cabrera
       Vice President




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